SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 13, 2003


                                Albertson's, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                             1-6187                      82-0184434
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(State or Other Jurisdiction       (Commission                 (IRS Employer
 of Incorporation)                 File Number)              Identification No.)


      250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho             83726
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     (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:            (208) 395-6200
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Item 7. Financial Statements and Exhibits.

        (c) Exhibits:

         Number                  Exhibit
         ------                  -------

          99.1                   Press release dated November 13, 2003

This press release is being furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.


Item 9. Regulation FD Disclosure.

On November 13, 2003, the Company issued a press release regarding its previously provided fiscal year 2003 earnings guidance. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

This information is being furnished under Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ALBERTSON'S, INC.



                        By:    /s/ Felicia D. Thornton
                            -----------------------------------------
                        Name:  Felicia D. Thornton
                        Title:    Executive Vice President and
                                   Chief Financial Officer


Dated: November 13, 2003



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                                  EXHIBIT INDEX


Exhibit                Description
-------                ------------
99.1                   Press release dated November 13, 2003